SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                       (Amendment No. )


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

check the appropriate box:

        [  ]   Preliminary Proxy Statement
        [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)) [X] Definitive Proxy Statement [ ] Definitive Additional Materials [ ] Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

--------------------------------------------------------------------------------

                            Great-West Variable Annuity Account A
                       (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------

       (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check appropriate box):

        [X]    No fee required

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11. (1) Title of Each class of securities to which transaction applies: ----------------------------------------------------------

               (2) Aggregate number of securities to which transaction applies:
               ----------------------------------------------------------

               (3) Per  unit  price  or other  underlying  value of  transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
               ----------------------------------------------------------

               (4) Proposed maximum aggregate value of transaction:
               ----------------------------------------------------------

               (5) Total fee paid:
               ----------------------------------------------------------

        [  ]   Fee paid previously with preliminary materials.
        [      ] Check  box if any  part of the fee is  offset  as  provided  by
               Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

               (1) Amount Previously Paid:
               ----------------------------------------------------------
               (2) Form, Schedule or Registration No.:
               ----------------------------------------------------------
               (3) Filing Party:
               ----------------------------------------------------------
               (4) Date Filed:
               ----------------------------------------------------------

                            GREAT-WEST VARIABLE ANNUITY ACCOUNT A

                       8515 E. Orchard Road, Englewood, Colorado 80111


                          NOTICE OF ANNUAL MEETING - APRIL 28, 1999


To The Participants of Great-West Variable Annuity Account A:

You are hereby notified that, pursuant to the Rules and Regulations of Great-West Variable Annuity Account A, the Annual Meeting of its Participants will be held at 8515 E. Orchard Road, Englewood, Colorado 80111 on Wednesday, April 28, 1999 at 1:30 p.m. for the following purposes:

        (1) To elect members of the Variable Annuity Account Committee to serve until their successors are elected and qualified;

        (2) To ratify or reject the selection of Deloitte & Touche, LLP as independent auditors for Account A for the fiscal year ending December 31, 1999; and

        (3) To transact any other business which may properly come before the meeting or any adjournment or adjournments thereof.

Each Person who was a Participant on February 26, 1999 has the right to vote at this meeting.

The matters referred to above are discussed in detail in the Proxy Statement attached to this Notice.

It is important that as many Participants as practicable be represented at the meeting. Whether or not you expect to attend the meeting, you are requested to complete the enclosed Proxy and return it promptly in the enclosed postage prepaid envelope to Great-West Life & Annuity Insurance Company, 8515 E. Orchard Road, Attention: Financial Control, 1T2, Englewood, Colorado 80111. You may revoke or revise the Proxy at any time before the authority granted therein is exercised. Please be sure to sign and date your Proxy.



                                                   /s/ Beverly A. Byrne
                                             Beverly A. Byrne, Secretary to
                                                  the Variable Annuity
                                                   Account A Committee




April 5, 1999

                             GREAT-WEST VARIABLE ANNUITY ACCOUNT A
                                Annual Meeting - April 28, 1999

                                        PROXY STATEMENT


The accompanying Proxy is solicited by Great-West Life & Annuity Insurance Company ("GWL&A") on behalf of the Variable Annuity Account A Committee (the "Committee") of Great-West Variable Annuity Account A ("Account A"), to be voted at the Annual Meeting of Participants to be held April 28, 1999. Each Proxy may be revoked at any time before its exercise by writing to the Secretary of the Committee of Account A at the address shown below and indicating a desire to revoke his/her Proxy. As well, a Participant attending the Annual Meeting may revoke his/her Proxy and vote in person. This solicitation is being made by use of the mails, but also may be made by telephone, telegraph, or personal interview, and the cost will be borne GWL&A, 8515 E. Orchard Road, Englewood, Colorado 80111. This Proxy Statement and the accompanying form of Proxy is being sent on the 5th day of April, 1999 to all Participants of record on February 26, 1999 (the "record date") of Account A. Such Proxy Statement and the accompanying form of Proxy are mailed directly to each Participant's most recent address recorded by GWL&A.

        There are, in total, 693,833.097464 votes eligible to be cast by Participants at the Annual Meeting. Each Participant who had accumulation units credited to his/her account under a variable annuity contract on the record date, may cast the number of votes equal to the number of accumulation units then credited to his/her account. There were 648,072.220783 votes attributable to accumulation units credited to the accounts of Participants on the record date. Each Participant receiving annuity payments under a variable annuity contract on the record date also may cast the number of votes equal to (i) the dollar amount of assets maintained in Account A on the record date to meet the annuity obligations relating to such Participant, divided by (ii) the value of an accumulation unit on the record date. There were 45,760.876681 votes attributable to Participants receiving annuity payments on the record date. No Participant on the record date had such interest in Account A as would entitle that person to as much as 10% of the total votes eligible to be cast by all Participants, except Mr. Esrom M. Kleven who, on the record date, was entitled to 10.62% of the total eligible votes.

ELECTION OF MEMBERS OF THE VARIABLE ANNUITY ACCOUNT COMMITTEE

        The operation of Account A is subject to the direction and approval of the Committee in accordance with the Rules and Regulations of Account A. The Committee performs the functions of the Board of Directors of an incorporated investment company. The Rules and Regulations of Account A provide for a Committee of not less than five nor more than fifteen members, to be elected by Participants at annual meetings. The term of office for each Committee member is one year. At each Annual Meeting, successors to the Committee members will be elected by Participants.

        At the forthcoming Annual Meeting there are five Committee members to be elected. All nominees have agreed to serve if elected.

        The following information is furnished with respect to the nominees.

                                                          Principal Occupation
Name and Address                                          During Last Five Years
of Nominee                          Age                   and Other Directorships

Rex Jennings                        74                    President Emeritus, Denver Metro
6508 Hollytree Circle                                     Chamber of Commerce (since 1987);
Tyler, TX 75703                                                  Maxim Series Fund, Inc.
Director (since 1988)

Douglas Wooden1                             42                   Great-West   Life   &   Annuity
                                                          Insurance
5 Huntwick Lane                                                  Company:     Executive     Vice
                                                          President,Financial
Englewood, CO 80110                                       Services,  (since  1998),  Senior Vice
                                                          President,      Financial     Services
                                                          (1996-1998),  Senior  Vice  President,
                                                          Chief  Financial   Officer,   (1991  -
                                                          1996)

Sanford Zisman                      59                    Attorney, Zisman & Ingraham, P.C.;
3773 Cherry Creek Dr. N.                                         Maxim   Series   Fund,   Inc.
Director
Suite 250                                                 (since 1982)
Denver, CO 80209

Richard P. Koeppe, Ph.D.                    67                   Retired Superintendent
8679 E. Kenyon Ave.                                       Denver   Public   Schools   (1988  -
1990);
Englewood, CO  80017                                      Maxim Series Fund, Inc.
                                                          Director (since 1987)

James D. Motz2                      49                    Great-West Life & Annuity Insurance
5307 E. Nichols Place                                     Company:  Executive Vice  President,
Littleton, CO 80122                                       Employee   Benefits   (since  1997),
Senior                                                           Vice   President,    Employee
Benefits (1991-                                                                 1997);   Maxim
Series Fund, Inc. Director                                                             (since
1994)

        Unless the enclosed Proxy is marked otherwise, the persons named on the Proxy will cast the votes represented by a duly executed Proxy for the nominees named above. The nominees are presently available if elected. Should the nominees become unavailable, the Proxyholders will vote for the nominees designated by the present Committee.

STOCK OWNERSHIP AND MATERIAL TRANSACTIONS

        As of the record date, no Committee member owned any interest in Account A or any membership interest in the investment adviser of Account A, GW Capital Management, LLC ("GW Capital"). In 1998, none of the Committee members of Account A made any purchases or sales of the outstanding common stock of Account A, its parents, or its subsidiaries.

COMMITTEE MEETING AND OTHER COMMITTEES

        During 1998, the total number of meetings held by the Committee was four. No Committee member attended less than 75% of the total number of meetings held by the Committee in 1998.

        There is no nominating or similar committee of Account A.

COMPENSATION

        Account A provides no compensation to its Committee members.

RATIFICATION OR REJECTION OR SELECTION OF INDEPENDENT AUDITORS

        Deloitte & Touche LLP was selected as the independent auditor for Account A for the current year at a meeting of the Committee held on March 9, 1999. Such selection was made by the vote cast in person of a majority of the Committee who are not interested persons of Account A and is subject to ratification by Participants at the Annual Meeting. Deloitte & Touche LLP is the independent auditor for GWL&A and GW Capital and has no direct or material indirect financial interest in Account A, GWL&A or GW Capital. Deloitte & Touche LLP was the independent auditor for Account A for the immediately preceding year. Representatives of Deloitte & Touche LLP are not expected to be present at the Meeting.

        During 1998, all of the services provided by Deloitte & Touche LLP to Account A were audit services. These audit services included the examination and audit of the annual financial statements for Account A and the review of Account A financial documentation utilized in filings with the Securities and Exchange Commission. There were no non-audit services provided by Deloitte & Touche LLP during 1998.

INVESTMENT ADVISER

     GW Capital provides investment advisory services to Account A. Its headquarters are located at 8515 E. Orchard Road, Englewood, Colorado 80111.

PRINCIPAL UNDERWRITER

        The Great-West Life Assurance Company ("Great-West") served as principal underwriter for the contracts issued under Account A. Great-West has been succeeded by BenefitsCorp Equities, Inc. with respect to any additional broker-dealer functions that are required.

OTHER BUSINESS

        As of this date, the Committee does not know of any other business to come before the meeting. However, if any matters other than those referred to above come before the meeting, the persons named in the Proxies will act on behalf of the Participants they represent, according to their best judgment.

PARTICIPANTS' PROPOSALS

        A Participant that is a record or beneficial owner of an accumulation or annuity unit entitled to be voted at the 2000 Annual Meeting, and that continues to own such unit through the date on which the 2000 Annual Meeting is held, shall be entitled to submit for presentation a proposal for action at the 2000 Annual Meeting.

        The Participant's proposal shall be included in the Account A Proxy Statement and Form of Proxy for the 2000 Annual Meeting. The Participant shall notify Account A in writing at its principal executive office (8515 E. Orchard Road, Englewood, Colorado 80111) of his/her intention to appear personally at the 2000 Annual Meeting to present his/her proposal for action. The Participant may arrange to have another accumulation or annuity unit holder of Account A present his/her proposal on his/her behalf at the 2000 Annual Meeting.

        A proposal to be presented at the 2000 Annual Meeting shall be received at Account A's principal executive offices not less than 90 days in advance of April 1, 2000. It is suggested that Participants submit their proposals by Certified Mail - Return Receipt Requested, in order to avoid any controversy as to the date on which a proposal was received by Account A. The Participant may submit a maximum of two proposals of not more than 300 words for each inclusion in Account A's proxy materials for the 2000 Annual Meeting.

        If Account A opposes any proposal received from a Participant, it shall, at the request of the Participant, include in its Proxy Statement, a statement of the Participant of not more than 200 words in support of the proposal, which statement shall not include the name and address of the Participant. The statement and request of the Participant shall be furnished to Account A at the time the proposal is furnished, and Account A shall not be responsible for such statement.

        Account A may omit a proposal and any statement in support thereof from its Proxy Statement and Form of Proxy under any of the following circumstances:
        (1)    If the  proposal  is,  under  the laws of the  United  States  or
               Canada,  not a proper  subject  for  action by  Participants.  (A proposal that may be improper when framed as a mandate or directive may be proper when framed as a recommendation or request);
        (2) If the proposal would, if implemented, require Account A to violate any state law or federal law of the United States to which Account A is subject;
        (3) If the proposal or the support statement is contrary to any of the Securities and Exchange Commission's proxy rules and regulations, including Rule 14a-9 which prohibits false or misleading statements in proxy soliciting materials;
        (4) If the proposal relates to the enforcement of a personal claim or the redress of a personal grievance against Account A or any person;
        (5) If the proposal deals with a matter that is not significantly related to Account A's business;
        (6) If the proposal deals with a matter that is beyond Account A's power to effectuate;
        (7) If the proposal deals with a matter relating to the conduct of the ordinary business operations of Account A;
        (8) If the proposal relates to an election to office;
        (9) If the proposal is counter to a proposal to be submitted by Account A at the meeting;
        (10) If the proposal has been rendered moot;
        (11) If the proposal is substantially duplicative of a proposal previously submitted to Account A by another Participant, which proposal will be included in the Board of Director's proxy material for the meeting;
        (12) If substantially the same proposal has previously been submitted to Participants in Account A's Proxy Statement and Form of Proxy relating to any Annual or Special Meeting of Participants held within the preceding five calendar years, it may be omitted from Account A's proxy materials relating to any meeting of Participants held within three calendar years after the latest such previous submission: Provided, that
                           (i) If the proposal was submitted at only one meeting
                             during such preceding period, it received less than three percent of the total number of votes cast in regard thereto; or
                          (ii)  If  the  proposal  was  submitted  at  only  two
                             meetings during such preceding period, it received at the time of its second submission less than six percent of the total number of votes cast in regard thereto; or
                         (iii) If the prior  proposal was  submitted at three or
                             more meetings during such preceding period, it received at the time of its latest submission less than ten percent of the total number of votes cast in regard thereto; or
        (13) If the proposal relates to specific amount of cash or stock dividends.

SOLICITATION STATEMENT

        The cost of this solicitation of Proxies shall be borne by GWL&A pursuant to its Sales Services Agreement with Account A.

ANNUAL REPORT

        The Annual Report of Account A has been mailed to all Participants entitled to vote at the Annual Meeting. Account A will furnish, without charge, a copy of the 1998 Annual Report and/or the June 30, 1998 Semi-Annual Report upon request to: Ms. Atha Sanches, 8515 E. Orchard Road, Englewood, CO 80111;
(800) 537-2033, ext. 4538.


                                                   By Order of the Committee



                                                   /s/ Beverly A. Byrne
                                                   Beverly A. Byrne
                                                   Secretary to the Committee


April 5, 1999

                                            PROXY
                                                     FOR
                                    THE ANNUAL MEETING OF PARTICIPANTS OF
                                    GREAT-WEST VARIABLE ANNUITY ACCOUNT A

The undersigned hereby appoints David G. McLeod, Beverly A. Byrne and David T. Buhler, or any of them, to be the attorneys and proxies of the undersigned at the Annual Meeting of Participants of Great-West Variable Annuity Account A to be held at 8515 E. Orchard Rd., Englewood, Colorado, at 1:30 p.m. on April 28, 1999 and at any adjournment thereof, and to represent and cast the votes held on record by the undersigned on February 26, 1999, upon the proposals below and as set forth in the Notice of Annual Meeting and Proxy Statement for such meeting.

        1) FOR ELECTION OF MEMBERS OF THE COMMITTEE FOR VARIABLE ANNUITY ACCOUNT A to serve until their successors are elected and qualified.

     [  ]  FOR all nominees listed              [  ]  WITHHOLD AUTHORITY to vote
        below (except as marked                    for all nominees listed below
            to the contrary below)

                             (The Members of the Committee recommend a vote FOR)

     (INSTRUCTION: To withhold authority to vote for any individual nominee mark the box next to the nominee's name below)

 [  ] R.P. Koeppe        [  ]   R.   Jennings   [  ]   D.   Wooden   [  ]   J.D.
Motz     [  ] S. Zisman


        2) PROPOSAL TO RATIFY THE SELECTION OF DELOITTE & TOUCHE, LLP as the independent auditors for Variable Annuity Account A for the fiscal year ending December 31, 1999.

         [  ] FOR                     [  ] AGAINST                [  ] ABSTAIN

                             (The Members of the Committee recommend a vote FOR)


        3) In the discretion of the Members of the Committee, on such other business which may properly come before the meeting or any adjournment thereof.

This Proxy will be voted, and voted as specified. IF NO SPECIFICATIONS ARE MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE COMMITTEE'S RECOMMENDATIONS.

                             THIS PROXY IS SOLICITED ON BEHALF OF THE COMMITTEE.


        Name of Participant:

        Group Policy No.:                          Certificate No.:

        Participant Number of Votes:



Dated:                          , 1999

                                            (Signature of Participant)


              Please sign and date your Proxy and return promptly in the accompanying envelope.

        1Mr. Wooden, because of his relationship with GWL&A, and Account A, is considered to be an "interested person" as that term is defined in section 2(a)(19) of the Investment Company Act of 1940.
        2Mr. Motz, because of his relationship with GWL&A, and Account A, is considered to be an "interested person" as that term is defined in section 2(a)(19) of the Investment Company Act of 1940.